Accounts receivable, net - Allowance for credit losses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Accounts Receivable, Allowance for Credit Loss [Roll Forward]
Allowance for credit losses, beginning balance	$ (2,722)	$ (6,717)
Provision	(977)	(414)
Charge-offs and recoveries	1,135	4,392
Effect of exchange rate difference	(53)	17
Allowance for credit losses, ending balance	$ (2,617)	$ (2,722)